Earnings Supplement Q4 and Full Year 2023

2 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q4 2023 Financial Highlights Q4 2023 (1) See reconciliation of GAAP to non-GAAP financial measures on page 6 (2) Defined as Adj. EBITDA, minus CAPEX, +/- change in contract assets; see reconciliation of GAAP to non-GAAP financial measures on page 6 Q4 2022 Revenue $14.9 million $26.8 million Adj. EBITDA1 $(2.1) million $8.5 million Adj. Operating Cash Flows2 $17.2 million $33.0 million Total Certs 26,263 34,550

3 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 2023 Financial Highlights FY 2023 (1) See reconciliation of GAAP to non-GAAP financial measures on page 6 (2) Defined as Adj. EBITDA, minus CAPEX, +/- change in contract assets; see reconciliation of GAAP to non-GAAP financial measures on page 6 FY 2022 Revenue $117.5 million $179.6 million Adj. EBITDA1 $50.2 million $105.7 million Adj. Operating Cash Flow2 $94.1 million $142.6 million Total Certs 122,984 165,211

4 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Key Performance Indicators Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Certs Credit Union & Bank 20,541 28,905 96,610 142,458 OEM 5,722 5,645 26,374 22,753 Total Certs 26,263 34,550 122,984 165,211 Unit Economics Avg. Profit Share Revenue per Cert (1) $ 501 $ 546 $ 538 $ 579 Avg. Program Fee Revenue per Cert $ 519 $ 530 $ 527 $ 488 Originations Facilitated Loan Origination Volume ($ in 000s) $ 764,149 $ 1,036,327 $ 3,614,303 $ 4,758,597 Average Loan Size $ 29,096 $ 29,995 $ 29,388 $ 28,803 Channel Overview New Vehicle Certs as a % of Total 13.9% 15.3% 13.4% 10.3 % Used Vehicle Certs as a % of Total 86.1% 84.7% 86.6% 89.7 % Indirect Certs as a % of Total 77.8% 66.4% 73.4% 54.1 % Direct Certs as a % of Total 17.2% 19.2% 19.7% 16.5 % Refinance Certs as a % of Total 5.0% 14.4% 6.9% 29.4% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was $(14.3) million and $(22.8) million for the three months and year ended December 31, 2023, respectively, and $(12.8) million and $(5.7) million, respectively, for the three months and year ended December 31, 2022, respectively.

5 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Financial Results ($ in '000s) Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Revenue Program fees $ 13,482 $ 18,309 $ 64,092 $ 80,611 Profit share (1,132) 6,066 43,301 90,056 Claims administration and other service fees 2,589 2,446 10,067 8,927 Total revenue 14,939 26,821 117,460 179,594 Cost of services 5,365 4,896 22,282 19,968 Gross profit 9,574 21,925 95,178 159,626 Operating expenses General and administrative 12,002 11,165 43,043 35,950 Selling and marketing 4,349 4,148 17,485 17,856 Research and development 1,500 1,839 5,575 8,205 Total operating expenses 17,851 17,152 66,103 62,011 Operating income (loss) (8,277) 4,773 29,075 97,615 Interest expense (2,820) (2,297) (10,661) (5,832) Interest income 3,018 1,627 10,335 1,995 Other expense, net 118 1 109 (238) Income (loss) before income taxes (7,961) 4,104 28,858 93,540 Income tax expense (benefit) (3,119) 8,293 6,788 26,920 Net income (loss) $ (4,842) $ (4,189) $ 22,070 $ 66,620

6 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Net income (loss) $ (4,842) $ (4,189) $ 22,070 $ 66,620 Non-GAAP adjustments: Interest expense 2,820 2,297 10,661 5,832 Income tax expense (benefit) (3,119) 8,293 6,788 26,920 Depreciation and amortization of fixed assets 335 235 1,159 915 Share-based compensation expense 2,666 1,885 9,492 5,449 Total adjustments 2,702 12,710 28,100 39,116 Adjusted EBITDA $ (2,140) $ 8,521 $ 50,170 $ 105,736 Total revenue $ 14,939 $ 26,821 $ 117,460 $ 179,594 Adjusted EBITDA margin (14) % 32% 43% 59 % Adjusted EBITDA ($ in 000's) Adjusted operating cash flows ($ in 000's) Adjusted EBITDA $ (2,140) $ 8,521 $ 50,170 $ 105,736 CAPEX (590) 13 (2,178) (624) Decrease (increase) in contract assets, net 19,917 24,511 46,116 37,527 Adjusted operating cash flows $ 17,187 $ 33,045 $ 94,108 $ 142,639

7 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Profit Share Revenue Change in Estimate Q4 2023 negative change in estimate of $14.3 million is associated with cumulative reported profit share revenue of approximately $380 million(1). Cumulative change in estimate at Q4 2023 is $5.6 million(2). ($ in millions) $4.9 $30.9 $2.6 $2.8 $1.7 $0.7 $(1.6) $(12.8) $(1.2) $(8.1) $(14.3) $5.6 Change in Estimate Cumulative Change in Estimate 2019 2020 2021 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 -$50 -$25 $0 $25 $50 (1) Cumulative revenue from Accounting Standards Codification ("ASC") 606 implementation in 2019 through Q3 2023. (2) Cumulative change in estimate from ASC 606 implementation in 2019 through Q4 2023.

8 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Total Current Share Count Shares In thousands Total Shares Outstanding February 27, 2024 118,877 Treasury Shares 9,321 Total Shares Issued 128,198